UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2018

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street, Suite 3000
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information on pages 4 and 6 of the Presentation defined in Item 7.01 hereof and furnished as Exhibit 99.1 hereto contains estimates of certain operational information regarding Sanchez Energy Corporation (the “Company” or “Sanchez Energy”) as of or for the period or periods ended December 31, 2017, and the information set forth on such pages is hereby incorporated into this Item 2.02 by reference.

Item 7.01.                                        Regulation FD Disclosure.

On February 1, 2018, the Company will post an investor presentation on the Company’s website, www.sanchezenergycorp.com, under the section entitled “Investors” (the “Presentation”). The Presentation is also furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Presentation and documents incorporated therein by reference contain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in the Presentation or incorporated therein by reference that address activities, events or developments that Sanchez Energy expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions Sanchez Energy made based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in the Presentation, words such as “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “forecast,” “budget,” “guidance,” “project,” “profile,” “model,” “strategy,” “future” or their negatives or the statements that include these words or other words that convey the uncertainty of future events or outcomes, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, statements, express or implied, concerning Sanchez Energy’s future operating results and returns or its ability to replace or increase reserves, increase production, or generate income or cash flows, operational and commercial benefits of its partnerships, expected benefits from acquisitions, including the transactions Sanchez Energy closed in the first quarter of 2017 whereby it, along with an entity controlled by The Blackstone Group, L.P., Gavilan Resources, LLC, acquired assets from Anadarko E&P Onshore LLC and Kerr-McGee Oil and Gas Onshore LP (the “Comanche Acquisition”), and Sanchez Energy’s strategic relationship with Sanchez Midstream Partners LP (“SNMP”) are forward-looking statements. Forward-looking statements are not guarantees of performance. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Sanchez Energy’s control. Although Sanchez Energy believes that the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Important factors that could cause Sanchez Energy’s actual results to differ materially from the expectations reflected in the forward-looking statements include, among others:

•                  the timing and extent of changes in prices for, and demand for, crude oil and condensate, natural gas liquids (“NGLs”), natural gas and related commodities;

•                  Sanchez Energy’s ability to successfully execute its business and financial strategies;

•                  Sanchez Energy’s ability to utilize the services, personnel and other assets of Sanchez Oil & Gas Corporation (“SOG”) pursuant to existing management services agreements;

•                  Sanchez Energy’s ability to replace the reserves it produces through drilling and property acquisitions;

•                  the realized benefits of the acreage acquired in Sanchez Energy’s various acquisitions, including the Comanche Acquisition, and other assets and liabilities assumed in connection therewith;

•                  Sanchez Energy’s ability to successfully integrate its various acquired assets, including assets acquired in the Comanche Acquisition into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties;

•                  the realized benefits of Sanchez Energy’s partnerships and joint ventures, including its partnership with affiliates of The Blackstone Group, L.P.;

•                  the realized benefits of Sanchez Energy’s transactions with SNMP;

•                  the extent to which Sanchez Energy’s drilling plans are successful in economically developing its acreage, producing reserves and achieving anticipated production levels;

•                  the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may, therefore, be imprecise;

•                  the extent to which Sanchez Energy can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling, advanced completion technologies and hydraulic fracturing;

•                  Sanchez Energy’s ability to successfully execute its hedging strategy and the resulting realized prices therefrom;

•                  the creditworthiness and performance of Sanchez Energy’s counterparties, including financial institutions, operating partners and other parties;

•                  competition in the oil and natural gas exploration and production industry in the marketing of crude oil, natural gas and NGLs and for the acquisition of leases and properties, employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services;

•                  Sanchez Energy’s ability to compete with other companies in the oil and natural gas industry;

•                  Sanchez Energy’s ability to access the credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure and other funding requirements;

•                  the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities;

•                  the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws and regulations with respect to derivatives and hedging activities;

•                  developments in oil-producing and natural gas-producing countries, the actions of the Organization of Petroleum Exporting Countries (“OPEC”) and other factors affecting the supply and pricing of oil and natural gas;

•                  Sanchez Energy’s ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties;

•                  the extent to which Sanchez Energy’s crude oil and natural gas properties operated by others are operated successfully and economically;

•                  the use of competing energy sources, the development of alternative energy sources and potential economic implications and other effects therefrom;

•                  Sanchez Energy’s ability to convert from the full cost to successful efforts method of accounting on a timely basis, or at all;

•                  unexpected results of litigation filed against Sanchez Energy;

•                  the extent to which Sanchez Energy incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage; and

•                  the other factors described under ITEM 1A, “Risk Factors” in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and any updates to those factors set forth in its subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 (including Exhibit 99.1 incorporated herein by reference) is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are furnished as an exhibit to this Current Report on Form 8-K:

Exhibits
99.1	Sanchez Energy Corporation 2018 Corporate Presentation, dated February 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: February 1, 2018	By:	/s/ Howard J. Thill
Howard J. Thill
Executive Vice President and
Chief Financial Officer